Man Active Global Infrastructure ETF (the “Fund”)
Supplement dated November 9, 2026 to the
to the Summary Prospectus and Statutory Prospectus dated September 17, 2026, as may be supplemented
Effective immediately, the Fund’s Summary Prospectus and Statutory Prospectus are revised as follows:
The following replaces in its entirety the last sentence in the first paragraph under the “Risk/Return Summary: Investments, Risks and Performance - Principal Investment Strategies” section in the Summary Prospectus, as well as the last sentence in the second paragraph under the “Additional Information about the Fund’s Investment Strategies - Investment Policies” section in the Fund’s Statutory Prospectus:
Infrastructure related assets are the physical structures, technology, networks and systems which provide necessary services for the function, growth and development of society, including but not limited to utilities, pipelines, toll roads, airports, railroads, ports, telecommunications, information technology, hospitals, nursing homes/assisted living facilities and outpatient care facilities.
The following replaces in its entirety the last sentence in the second paragraph under the “Risk/Return Summary: Investments, Risks and Performance - Principal Investment Strategies” section in the Summary Prospectus, as well as the second paragraph under the “Additional Information about the Fund’s Investment Strategies - Investment Instruments” section in the Fund’s Statutory Prospectus:
The Fund invests in real estate investment trusts (“REITs”).
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This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.